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                          NOTICE OF GUARANTEED DELIVERY

                           TO TENDER IN RESPECT OF THE
                    OFFER TO EXCHANGE ANY AND ALL OUTSTANDING

              SENIOR DISCOUNT NOTES DUE JANUARY 15, 2008, SERIES A,
            WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT,
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       FOR
              SENIOR DISCOUNT NOTES DUE JANUARY 15, 2008, SERIES B,
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT,
                                       OF
                          CENTURY COMMUNICATIONS CORP.

              PURSUANT TO THE PROSPECTUS, DATED             , 1998

          This form or one substantially equivalent hereto must be used to accept the offer to exchange $1,000 principal amount at maturity of the Senior Discount Notes due January 15, 2008, Series B (the "New Notes") of Century Communications Corp. (the "Company"), which are registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount at maturity of the Company's outstanding Senior Discount Notes due January 15, 2008, Series A (the "Existing Notes"), which have not been registered under the
Securities Act, made pursuant to the Prospectus dated                , 1998 (the
"Prospectus") and the accompanying Letter of Transmittal (which together constitute the "Exchange Offer"), if (i) a participant ("DTC Participant") in the Depository Trust Company ("DTC") holding Existing Notes through DTC cannot transmit its acceptance through DTC's Automated Tender Offer Program ("ATOP")
prior to 5:00 p.m., New York City time, on             , 1998, or such later
date and time to which the Exchange Offer may be extended (the "Expiration Date"), or (ii) a holder of Existing Notes (A) does not have certificates immediately available and cannot tender prior to the Expiration Date, or (B) cannot deliver their Existing Notes, the Letter of Transmittal, or any other required documents to the Exchange Agent prior to the Expiration Date. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to ___________________________________ (the "Exchange Agent") as set forth below. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Prospectus.


                      ____________________________________

                          Facsimile Transmission Number
                        (For Eligible Institutions Only)

                                _________________

                              Confirm by Telephone:
                                _________________




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                        By Registered or Certified Mail,
                        By Hand or By Overnight Courier:

                     ---------------------------------------

                     ---------------------------------------
                     Attention:
                               -----------------------------

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



Ladies and Gentlemen:

          The undersigned hereby tenders to Century Communications Corp., a New Jersey corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated
            , 1998 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Existing Notes set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Record
Holder(s) or DTC Participants

                             (Please Type or Print)

DTC Participant Number (if applicable)

Address

Area Code & Telephone No.

Principal Amount of Existing Notes Tendered:   $

Certificate Number(s) for
Existing Notes (if available)

Total Principal Amount
Represented by Certificate(s):



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          All authority herein conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Signature of Holder

Dated:

          Must be signed by the holder(s) of the Existing Notes as their names(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):



Capacity:
Address(es):


                          The Depository Trust Company
                  (Check if Existing Notes will be tendered by book-entry transfer, including through ATOP)


Account Number

              THE GUARANTY ON THE FOLLOWING PAGE MUST BE COMPLETED




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                                    GUARANTY

                     (NOT TO BE USED FOR SIGNATURE GUARANTY)

          The undersigned, being a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an Eligible Guarantor Institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Existing Notes being tendered hereby or confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guaranties and any other required documents, within three New York Stock Exchange trading days after the Expiration Date:

Name of Firm

Address

Area Code and Telephone No.

Authorized Signature

Name

              (Please Type or Print)

Title

Dated

NOTE: DO NOT SEND CERTIFICATES OF EXISTING NOTES WITH THIS FORM. CERTIFICATES OF
      EXISTING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.




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